SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 5, 2003

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

1-6905
(Commission File Number)

56-0905940
(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)

(704) 372-5404
(Registrant's telephone number, including area code)

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 5, 2003, Ruddick Corporation issued a press release announcing the results for its fourth quarter and fiscal year ended September 28, 2003.  A copy of the press release is included as Exhibit 99.1 to this report.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                     RUDDICK CORPORATION

                                                                                     By: /s/ JOHN B. WOODLIEF
                                                                                                John B. Woodlief
                                                                                                Vice President - Finance and Chief
                                                                                                  Financial Officer

  Dated: November 5, 2003

EXHIBIT INDEX

Exhibit No.                             Description

    99.1           News Release disseminated on November 5, 2003 by Ruddick Corporation concerning the results for its fourth quarter and fiscal year ended September 28, 2003.